990404v2

                       SECURITIES AND EXCHANGE COMMISSION


                              Washington D.C. 20549


                                    FORM 8-K
                               Amendment No. _____

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) November 11, 1999


                              VSI Liquidation Corp.

               (Exact name of registrant as specified in charter)


Delaware                                               34-1493345
(State of incorporation)                    (I.R.S. Employer Identification No.)


                            2170 Piedmont Road, N.E.
                             Atlanta, Georgia 30324
                                 (404) 888-2750
                        (Address and telephone number of
                          principal executive offices)


                     (Former name, former address and former
                   fiscal year, if changed since last report)





990404v2

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Effective November 11, 1999, the Board of Directors of Registrant engaged the accounting firm of Hall, Kistler & Company LLP as independent auditors for the Registrant. Hall, Kistler & Company LLP replaces the firm of PricewaterhouseCoopers LLP, whose engagement was terminated upon the expiration of their engagement by the Registrant's Board of Directors, effective as of November 11, 1999. PricewaterhouseCoopers LLP was notified of the termination on November 15, 1999. The termination was due to dismissal of PricewaterhouseCoopers LLP as the auditors.

Neither the Registrant nor anyone engaged on its behalf has consulted with Hall, Kistler & Company LLP since the beginning of Registrant's fiscal year ended June 30, 1999 with regard to (i) either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, which Hall, Kistler & Company LLP has concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K.

There were no disagreements between Registrant and PricewaterhouseCoopers LLP in connection with the audits of the two most recent fiscal years ended June 30, 1999 or through November 15, 1999, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused PricewaterhouseCoopers LLP to make reference in connection with their reports to the subject matter of the disagreement. In addition, no events of the type referenced in paragraphs (a)(1)(v)(A) through (D) of Item 304 of Regulation S-K occurred within the Registrant's two most recent fiscal years or through November 15, 1999.

The audit reports of PricewaterhouseCoopers LLP on the consolidated financial statements of Registrant as of and for the years ended June 30, 1999 and 1998 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that their audit report for the year ended June 30, 1999 included an emphasis of a matter paragraph regarding the Registrant's having sold substantially all of its net operating assets on January 1, 1999.

Registrant has requested PricewaterhouseCoopers LLP to furnish Registrant with a letter, addressed to the Commission, stating whether they agree with the statements made by Registrant herein. On December 13, 1999, Registrant received a letter from PricewaterhouseCoopers LLP dated December 10, 1999, a copy of which is attached hereto as Exhibit 16.

ITEM 7. EXHIBITS

          16*     Letter re Change in Certifying Accountant
-----------------
* Filed herewith


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       VSI Liquidation Corp.



                                       By: /s/ Joe M. Young
                                           ---------------------------------
                                           Joe M. Young
                                           Director and Acting Financial Officer



Date:  December 13,1999





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                                  EXHIBIT INDEX



Exhibit No.                                 Exhibit

16*                                   Letter re Change in Certifying Accountant

-----------------

* Filed herewith